Exhibit 10.1

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*****].  A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

GOOGLE SERVICES AGREEMENT

COMPANY INFORMATION

COMPANY: Demand Media, Inc.
	Business Contact:	Legal Contact:	Technical Contact:
Name:	Daniel Bornstein	Lisa Savitzky	Robin Strauss
Title:	SVP Media Monetization & Operations	VP, Business and Legal Affairs	Director Yield Optimization
Address, City, State, Postal Code:	1655 26th Street Santa Monica, CA 90404	1655 26th Street Santa Monica, CA 90404	1655 26th Street Santa Monica, CA 90404
Phone:	310.917.6483	310.656.6328	310.656.6400
Email:	daniel.bornstein@demandmedia. com	Lisa.Savitzky@demandmedia. com	robin.strauss@demandmedia. com

TERM

TERM: Starting on November 1, 2016 (“Effective Date”) and continuing through October 31, 2017

SEARCH SERVICES

☒ WEBSEARCH SERVICE (“WS”)	Search Fees

Sites approved for WS:	$[*****]/[*****] Requests for Search Results Sets
[*****]
[*****]
[*****]
[*****]

☒ CUSTOM SEARCH ENGINE (“CSE”)	Search Fees

Sites approved for CSE:	$[*****]/[*****] Requests for Search Results Sets
[*****]
[*****]
[*****]
[*****]

Confidential material redacted and filed separately with the Securities and Exchange Commission.

ADVERTISING SERVICES

☒ ADSENSE FOR SEARCH (“AFS”)	AFS Revenue Share	AFS Deduction Percentage
Percentage

Sites approved for AFS:	See Exhibit A	[*****]%
[*****]
[*****]
[*****]
[*****]

☒ ADSENSE FOR CONTENT (“AFC”)	AFS Revenue Share	AFC Deduction Percentage
Percentage

Sites approved for AFC:	See Exhibit B	[*****]%
[*****]
[*****]
[*****]
[*****]

CURRENCY

☐ AUD	☐ JPY
☐ CAD	☐ KRW
☐ EUR	☒ USD
☐ GBP	☐ Other

Confidential material redacted and filed separately with the Securities and Exchange Commission.

This Google Services Agreement (“Agreement”) is entered into by Google Inc. (“Google”) and Demand Media, Inc. (“Company”) and is effective as of the Effective Date.

1.   Definitions.  In this Agreement:

1.1.   “Ad” means an individual advertisement provided through the applicable Advertising Service.

1.2.   “Ad Deduction” means, for each of the Advertising Services, for any period during the Term, the Deduction Percentage (listed on the front pages of this Agreement) of Ad Revenues.

1.3.   “Ad Revenues” means, for any period during the Term, revenues that are recognized by Google in connection with Company’s use of the applicable Advertising Service and attributed to Ads in that period.

1.4.   “Ad Set” means a set of one or more Ads.

1.5.   “Advertising Services” means the advertising services selected on the front pages of this Agreement.

1.6.   “AFC RPM” means AFC Ad Revenues [*****].

1.7.   “Affiliate” means any entity that directly or indirectly controls, is controlled by or is under common control with, a party.

1.8.   “Alternative Search Queries” means alternative search queries as approved by Google in writing and described in the Google Program Guidelines.

1.9.   “Brand Features” means each party’s trade names, trademarks, logos and other distinctive brand features.

1.10. “Company Content” means any content served to End Users that is not provided by Google.

1.11. “Confidential Information” means information that one party (or an Affiliate) discloses to the other party under this Agreement, and that is marked as confidential or would normally be considered confidential information under the circumstances.  It does not include information that the recipient already knew, that becomes public through no fault of the recipient, that was independently developed by the recipient, or that was lawfully given to the recipient by a third party.

1.12. “CSE Branding Guidelines” means the brand treatment guidelines applicable to CSE and located at the following URL: http://google.com/coop/docs/cse/branding.html (or a different URL Google may provide to Company from time to time).

1.13. “Desktop AFS Ads” means AFS Ads that are displayed in response to Search Queries submitted by End Users not using Mobile Devices or Tablet Devices.

1.14. “EEA Desktop AFS Request” means a Request for Desktop AFS Ads that is generated by an EEA Query.

1.15. “EEA End User” means an End User who, based on IP address data available to Google, is located within the European Economic Area.

1.16. “EEA Query” means a Search Query submitted by an EEA End User.

Confidential material redacted and filed separately with the Securities and Exchange Commission.

1.17. “EEA Search Ads” means hyperlinked ads (whether provided by Google or any third party) that are displayed in response to EEA Queries.

1.18. “End Users” means individual human end users of a Site.

1.19. “Equivalent AFS Ads” means any third party or Company sourced advertisements that are the same as or substantially similar in nature to the AFS Ads.

1.20. “Google Branding Guidelines” means the brand treatment guidelines applicable to the Services and located at the following URL: http://www.google.com/wssynd/02brand.html (or a different URL Google may provide to Company from time to time).

1.21. “Google Program Guidelines” means the policy and implementation guidelines applicable to the Services and as provided by Google to Company from time to time, including those located at the following URL: https://support.google.com/adsense/answer/6068943 (or any different URL(s) or additional URL(s) as provided by Google may provide to Company from time to time).

1.22. “Intellectual Property Rights” means all copyrights, moral rights, patent rights, trademarks, rights in or relating to Confidential Information and any other intellectual property or similar rights (registered or unregistered) throughout the world.

1.23. “Metadata Content” means metadata, profile page content, ratings, reviews, Nickname(s) and comments provided by Company for CSE.

1.24. “Mobile Devices” means mobile devices, as determined by Google in its sole discretion consistent with the mobile device definitions used by Google for advertiser reporting, pricing, and feature serving.

1.25. “Mobile AFS Ads” means AFS Ads displayed in response to Search Queries submitted by End Users using Mobile Devices.

1.26. “Mobile & Tablet Queries” means Search Queries from Mobile Devices or Tablet Devices.

1.27. “Net Ad Revenues” means, for each of the Advertising Services, for any period during the Term, Ad Revenues for that period minus the Ad Deduction (if any) for that period.

1.28. “Nickname(s)” means the name(s) identifying Company and Company’s Metadata Content to End Users for CSE.

1.29. “Request” means a request from Company or an End User (as applicable) to Google for a Search Results Set and/or an Ad Set (as applicable).

1.30. “Results” means Search Results Sets, Search Results, Ad Sets or Ads.

1.31. “Results Page” means any Site page that contains any Results.

1.32. “Search Box” means a search box (or other means approved by Google) for the purpose of sending search queries to Google as part of a Request.

1.33. “Search Query” means (a) a text query entered and submitted into a Search Box on the Site by an End User, or (b) an Alternative Search Query.

1.34. “Search Result” means an individual search result provided through the applicable Search Service.

1.35. “Search Results Set” means a set of one or more Search Results.

1.36. “Search Services” means the search services selected on the front pages of this Agreement.

1.37. “Services” means the Advertising Services and/or Search Services (as applicable).

1.38. “Site(s)” means the Web site(s) located at the URL(s) listed on the front pages of this Agreement, together with the additional URL(s) approved by Google from time to time under subsection 6.3(a) below.

1.39. “Tablet Devices” means tablet devices, as determined by Google in its sole discretion consistent with the tablet device definitions used by Google for advertiser reporting, pricing, and feature serving.

1.40. “Tablet AFS Ads” means AFS Ads displayed in response to Search Queries submitted by End Users using Tablet Devices.

2.   Launch, Implementation and Maintenance of Services.

2.1.   Launch. The parties acknowledge that the Company has previously launched the AFS, AFC and WS Services as of the Effective Date. Company will not launch any implementation of the Services [*****] until Google has approved such implementations in writing [*****].

2.2.   Implementation and Maintenance.

(a)     For the remainder of the Term, Google will make available and Company will implement and maintain each of the Services on each of the Sites.  For clarity, Company may not implement the Services on a property that is not a Site.

(b)     Company will ensure that Company:

(i)      is the technical and editorial decision maker in relation to each page, including Results Pages, on which the Services are implemented; and

(ii)     has control over the way in which the Services are implemented on each of those pages.

(c)     Company will ensure that the Services are implemented and maintained in accordance with:

(i)      the applicable Google Branding Guidelines;

(ii)     the applicable Google Program Guidelines;

(iii)    the CSE Branding Guidelines; and

(iv)    Google technical protocols (if any) and any other technical requirements and specifications applicable to the Services that are provided to Company by Google from time to time.

(d)     AFS Result Requirements.

(i)      For each AFS Request, Company will request [*****].

Confidential material redacted and filed separately with the Securities and Exchange Commission.

(ii)     For each EEA Desktop AFS Request, if Company requests: (A) [*****] on the applicable Results Page, Company will request [*****] on that Results Page; (B) [*****] on the applicable Results Page, Company will request [*****] on that Results Page; or (C) [*****] on the applicable Results Page, Company will request [*****] on that Results Page. Any EEA Desktop AFS Request does not need to be for wide format Ads.

(iii)    Company will ensure that the AFS Ads are displayed in a single continuous block and are not interspersed with any other advertisements or content.

(e)     Company will ensure that (i) every Search Query generates a WS Request or CSE Request, (ii) every AFS Request is generated by a Search Query and (iii) every AFS Request contains the Search Query that generated that Request.

(f)     Google will, upon receiving a Request sent in compliance with this Agreement, provide a Search Results Set and/or an Ad Set (as applicable) when available.  Company will then display the Search Results Set and/or Ad Set (as applicable) on the applicable Site.

(g)     Company will ensure that at all times during the applicable Term, Company:

(i)      has a clearly labeled and easily accessible privacy policy in place relating to the Site(s); and

(ii)     provides the End User with clear and comprehensive information about cookies and other information stored or accessed on the End User’s device in connection with the Services, including information about End Users’ options for cookie management.

(h)     Company will [*****] ensure that an End User gives consent to the storing and accessing of cookies and other information on the End User’s device in connection with the Services where such consent is required by law.

(i)      Company may implement any Alternative Search Queries approved by Google in writing, subject to the terms of this Agreement, including without limitation the Google Program Guidelines, Google technical protocols and any other technical requirements and specifications applicable to the Alternative Search Queries that are provided to Company by Google from time to time.  With [*****] notice, Google may stop returning Ads in response to Alternative Search Queries or require Company to cease or modify the use or implementation of any Alternative Search Queries.  Notwithstanding the Google Program Guidelines, Company may implement “Related Searches” (Google-generated Related Search Terms as described in the Google Program Guidelines) on content pages, subject to Google’s above right to stop returning Ads in response to Alternative Search Queries or require Company to cease or modify its use or implementation of Alternative Search Queries.

2.3.   Mobile & Tablet Queries.  Notwithstanding anything to the contrary in this Agreement, Company will not, and will not allow any third party to  [*****] (a) directly or indirectly access the Search Services or Advertising Services through any application, plug-in, helper, component or other executable code that runs on an End User’s Mobile Device or Tablet Device; (b) access the Search Services or Advertising Services for Mobile & Tablet Queries obtained as a result of such End Users downloading any application, plug-in, helper, component or other executable code; (c) allow any third party sites or applications to access the Search Services or Advertising Services for Mobile & Tablet Queries; or (d) [*****].  [*****] At least 30 days prior to each six-month anniversary of the Effective Date, Google may provide notice to Company of discontinuation of the CSE, WS and AFS Services for Mobile & Tablet Queries.  If such notice is provided, then for the remainder of the Term after such six-month anniversary, (x) Company will not be obligated to submit CSE, WS and AFS Requests for Mobile & Tablet Queries, and (y) Google will not be obligated to provide CSE or WS Search Results or AFS Ads for such Mobile & Tablet Queries.

Confidential material redacted and filed separately with the Securities and Exchange Commission.

2.4.   AFC Expiration.  Google may discontinue the provision of the AFC Service under this Agreement by providing at least 6 months’ prior notice to Company, such notice to expire on the last day of a calendar month, or such earlier date as may be mutually agreed by the parties (the “AFC Expiration Date”).  If such notice is provided, then, for the remainder of the Term after the AFC Expiration Date: (i) Company will not be obligated to submit AFC Requests under this Agreement, (ii) Google will not be obligated to provide AFC Ads under this Agreement, and (iii) all references to the AFC Service will be deemed deleted from this Agreement.

2.5.   CSE Authorizations and Deprecation.  Company is responsible for any inquiries from third parties listed in or having rights to the Metadata Content.  Notwithstanding anything to the contrary, as of January 1, 2017, the CSE Service will be treated as removed from this Agreement. Following such date, (a) Company will ensure that the CSE Services provided under this Agreement are no longer implemented on any Sites; (b) Company will no longer submit to Google any CSE Request under this Agreement; and (c) Google will have no obligation to provide CSE Search Results to Company under this Agreement.

3.   Policy and Compliance Obligations.

3.1.   Policy Obligations. Company will not, and will not [*****] allow any third party to:

(a)     modify, obscure or prevent the display of all, or any part of, any Results;

(b)     edit, filter, truncate, append terms to or otherwise modify any Search Query, except as provided in Section 2.2(i);

(c)     implement any click tracking or other click monitoring of Results;

(d)     display any Results in pop-ups, pop-unders, exit windows, expanding buttons, animation or other similar methods;

(e)     interfere with the display of or frame any Results Page or any page accessed by clicking on any Results;

(f)     display any content between any Results and any page accessed by clicking on those Results or place any interstitial content immediately before any Results Page containing any Results;

(g)     [*****]

(h)     directly or indirectly, (i) offer incentives to End Users to generate impressions, Requests or clicks on Results, (ii) fraudulently generate impressions, Requests or clicks on Results or (iii) modify impressions, Requests or clicks on Results;

(i)      “crawl”, “spider”, index or in any non-transitory manner store or cache information obtained from the Services (including Results); or

(j)      display on any Site any content that violates or encourages conduct that would violate the Google Program Guidelines, Google technical protocols and any other technical requirements and specifications applicable to the Services that are provided to Company by Google from time to time.

3.2.   Compliance Obligations.  Company will not [*****] allow any use of or access to the Services through any Site that is not in compliance with the terms of this Agreement.  Company will [*****] monitor for any such access or use and will, if any such access or use is detected, take all reasonable steps requested by Google to disable this access or use.  If Company is not in compliance with this Agreement at any time, Google may, with notice to Company, suspend provision of all (or

Confidential material redacted and filed separately with the Securities and Exchange Commission.

any part of) the applicable Services until Company implements adequate corrective modifications as reasonably required and determined by Google.

4.   Conflicting Services.

4.1.   Company will not implement on [*****] any [*****] service that is the same as or substantially similar in nature to the [*****].

4.2.   If Company implements the [*****], Company will not implement [*****] that is the same as or substantially similar in nature to [*****].

5.   Third Party Advertisements.

5.1.   If for any Search Query, Company requests Equivalent AFS Ads, (a) Company will also request AFS Ads for that Search Query, and (b) except for EEA Queries, Company will display the AFS Ads on the applicable Results Pages [*****].

6.   Changes and Modifications.

6.1.   By Google.  If Google modifies the Google Branding Guidelines, Google Program Guidelines, the CSE Branding Guidelines, or the Google technical protocols and the modification requires action by Company, Company will take the necessary action [*****].  Any modifications to the Google Branding Guidelines, the CSE Branding Guidelines, or Google Program Guidelines will be generally applied to Google’s similarly situated customers in the same region who are using the specific Service impacted by the modification.

6.2.   By Company.

(a)     Company will provide Google with [*****] notice of any change [*****] that could reasonably be expected to affect the delivery or display of any [*****].

6.3.   Site List Changes.

(a)     Company may notify Google from time to time that it wishes to add or remove URL(s) to those comprising the Site(s) by sending notice to Google [*****].

(b)     If there is a change in control of any Site [*****]:

(i)      Company will [*****] provide notice to Google at least 30 days before the change; and

(ii)     unless the entire Agreement is assigned to the third party controlling the Site in compliance with Section 15.3 (Assignment) below, from the date of that change in control of the Site, that Site will be treated as removed from this Agreement.  Company will ensure that from that date, the Services are no longer implemented on that Site.

7.   Intellectual Property.  Except to the extent expressly stated otherwise in this Agreement, neither party will acquire any right, title or interest in any Intellectual Property Rights belonging to the other party, or to the other party’s licensors.

8.   Brand Features.

8.1.   Google grants to Company a non-exclusive and non-sublicensable license during the Term to use the Google Brand Features solely to fulfill Company’s obligations in connection with the Services in accordance with this Agreement and the Google Branding Guidelines.  Google may

Confidential material redacted and filed separately with the Securities and Exchange Commission.

revoke this license at any time upon notice to Company.  Any goodwill resulting from the use by Company of the Google Brand Features will belong to Google.

8.2.            Company grants to Google a non-exclusive and non-sublicensable license during the Term to use the Company’s Brand Features solely to fulfill Google’s performance in this Section 8.2 in connection with Google’s inclusion of Company’s Brand Features in customer lists. Google will provide Company with a sample of this usage if requested by Company. [*****]

8.3.            Company grants to Google a limited, nonexclusive license to use, copy, modify, distribute and display the Metadata Content to operate, maintain, evaluate, or improve the Google services.  This license may be sublicensed by Google to Google Affiliates and to syndication partners of Google and Google Affiliates.  This Agreement does not grant Company any rights to any content used in connection with the Metadata Content.  Company must own or have the right to use and provide the Metadata Content to Google for use with CSE.  Nothing in this Agreement will restrict Google from using data that is not Metadata Content.  Except for the license granted under this Section 8.3, Company retains all right, title and interest in and to the Metadata Content.  In addition, Company retains all rights to all other content authored or owned by Company, to the extent not otherwise licensed or transferred to Google pursuant to other agreements, to which such Metadata Content is attached or associated.

9.            Payment.

9.1.            Company Payments.

(a)                   Search Services.  The Search Fees owed to Google under this Agreement will be calculated [*****].

(b)                  [*****].  Google may [*****] payable by Company under this Agreement [*****].

(c)                   Invoices.  Even if the [*****], Google will invoice (or send a statement of financial activity to) Company for [*****] after the [*****] are incurred.  Company will pay the invoice amount, if any, to Google within [*****] of the date of invoice.

(d)                  Accounting.  [*****] during the Term, Google will make available to Company [*****] from a [*****] covering the [*****] mechanisms [*****] under this Agreement.  Company may request [*****] no more than [*****].

9.2.            Google Payments.

(a)                   For each applicable Advertising Service, Google will pay Company an amount equal to the Revenue Share Percentage (listed on the front pages of this Agreement) [*****] attributable to a calendar month.

(b)                  Google’s payments for Advertising Services under this Agreement will be based on Google’s accounting [*****].  Google will [*****] issue payment in the month following the calendar month in which applicable Ads were displayed.

9.3.            All Payments.

(a)                   As between Google and Company, Google is responsible for all taxes (if any) associated with the transactions between Google and advertisers in connection with Ads displayed on the Sites.  Company is responsible for all taxes (if any) associated with the Services, other than taxes based on Google’s net income.  All payments to Company from Google in relation to the Services will be treated as inclusive of tax (if applicable) and will not be adjusted.  If Google is obligated to withhold any taxes from its payments to Company, Google will notify Company of this and will make the payments net of the withheld amounts.  Google will provide Company with original or

Confidential material redacted and filed separately with the Securities and Exchange Commission.

certified copies of tax payments (or other sufficient evidence of tax payments) if any of these payments are made by Google.

(b)                  In addition to other rights and remedies Google may have, Google may [*****].  Google may also [*****].

10.                Warranties; Disclaimers.

10.1.    Warranties.  Each party warrants that (a) it has full power and authority to enter into this Agreement; and (b) entering into or performing under this Agreement will not violate any agreement it has with a third party.

10.2.    Disclaimers.  Except as expressly provided for in this Agreement and to the maximum extent permitted by applicable law, NEITHER PARTY MAKES ANY WARRANTY OF ANY KIND, WHETHER IMPLIED, STATUTORY, OR OTHERWISE AND DISCLAIMS, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR USE, AND NONINFRINGEMENT.

11.                Indemnification.

11.1.    By Company.  Company will indemnify, defend, and hold harmless Google from and against all liabilities, damages, and costs (including settlement costs) arising out of a third party claim: (a) arising from any Company Content, Sites or Company Brand Features; (b) arising from Company’s breach of this Agreement; or (c) arising from any Metadata Content.

11.2.    By Google.

(a)                   Google will indemnify, defend, and hold harmless Company from and against all liabilities, damages, and costs (including settlement costs) arising out of a third party claim: (i) that authorized use of Google’s technology used to provide the Services or any Google Brand Features infringes or misappropriates any copyright, trade secret, trademark or U.S. patent of that third party; or (ii) arising from Google’s breach of this Agreement.

(b)                  For purposes of clarity, Google will not have any obligations or liability under this Section 11 (Indemnification) to the extent arising from [*****].

11.3.    General.  The party seeking indemnification will promptly notify the other party of the claim and cooperate with the other party in defending the claim.  The indemnifying party has full control and authority over the defense, except that any settlement requiring the party seeking indemnification to admit liability or to pay any money will require that party’s prior written consent, such consent not to be unreasonably withheld or delayed.  The other party may join in the defense with its own counsel at its own expense.  [*****]

12.                Limitation of Liability.

12.1.    Limitation.

(a)                         NEITHER PARTY WILL BE LIABLE UNDER THIS AGREEMENT FOR LOST REVENUES OR INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY, OR PUNITIVE DAMAGES, EVEN IF THE PARTY KNEW OR SHOULD HAVE KNOWN THAT SUCH DAMAGES WERE POSSIBLE AND EVEN IF DIRECT DAMAGES DO NOT SATISFY A REMEDY.

(b)                        NEITHER PARTY WILL BE LIABLE UNDER THIS AGREEMENT FOR [*****].

Confidential material redacted and filed separately with the Securities and Exchange Commission.

(c)                         THE LIMITATIONS SET FORTH IN THIS SECTION 12 WILL NOT APPLY TO ANY UNDISPUTED AMOUNTS DUE UNDER THIS AGREEMENT FROM ONE PARTY TO THE OTHER PARTY.

12.2.    Exceptions to Limitations.  These limitations of liability do not apply to Company’s breach of Section 4 (Conflicting Services), breaches of confidentiality obligations contained in this Agreement, [*****] or indemnification obligations contained in this Agreement.

13.                Confidentiality; Publicity.

13.1.    Confidentiality.  The recipient of any Confidential Information will not disclose that Confidential Information, except to Affiliates, employees, agents or professional advisors who need to know it and [*****]. The recipient will ensure that those people and entities use Confidential Information only to exercise rights and fulfill obligations under this Agreement, while using reasonable care to keep the Confidential Information confidential.  The recipient may also disclose Confidential Information when required by law after giving reasonable notice to the discloser, if permitted by law.

13.2.    [*****]

13.3.    Publicity.  Neither party may make any public statement regarding this Agreement without the other’s written approval, which approval will not be unreasonably withheld or delayed, except that either party may make public disclosures as required by applicable law, after giving reasonable notice to the discloser, if permitted by law.

14.                Term and Termination.

14.1.    Term.  The term of this Agreement is the Term stated on the front pages of this Agreement, unless earlier terminated as provided in this Agreement.

14.2.    Termination.

(a)                   Either party may terminate this Agreement with notice if the other party is in material breach of this Agreement:

(i)                      where the breach is incapable of remedy;

(ii)                  where the breach is capable of remedy and the party in breach fails to remedy that breach within 30 days after receiving notice from the other party; or

(iii)              more than twice even if the previous breaches were remedied.

(b)                  Google may, with 30 days’ prior notice to Company, remove or require Company to remove [*****] from any Site or set of pages on a Site on which [*****].

(c)                   If Google reasonably believes that the traffic generated from Company’s use of CSE, the triggering of Ads by CSE or the query autocomplete feature provided through CSE adversely impacts advertisers or the Services, results in material complaints to Google, or has become detrimental to Google’s CSE business, Google may, respectively, suspend CSE, the triggering of Ads by CSE or Company’s use of the query autocomplete feature, in each case for as long as necessary (in Google’s reasonable discretion) to fix the issue.

(d)                  Google reserves the right to suspend or terminate Company’s use of any Services that are alleged or reasonably believed by Google to infringe or violate a third party right.  If any suspension of a Service under this subsection 14.2(c) continues for more than [*****], Company may immediately terminate this Agreement upon notice to Google.

Confidential material redacted and filed separately with the Securities and Exchange Commission.

(e)                   Google may terminate this Agreement, or the provision of any Service, immediately with notice if pornographic content that is illegal under U.S. law is displayed on any Site.

(f)                    Upon the expiration or termination of this Agreement for any reason:

(i)                      all rights and licenses granted by each party will cease immediately;

(ii)                  if requested, each party will use commercially reasonable efforts to promptly return to the other party, or destroy and certify the destruction of, all Confidential Information disclosed to it by the other party; and

(iii)              any continued use of the Services will be subject to Google’s then standard terms and conditions available at www.google.com/adsense/localized-terms, provided that Google will not be obligated to provide the Services (including Results) to Company or make any payments with respect to Company’s continued use of the Services following expiration or termination.

15.                Miscellaneous.

15.1.    Compliance with Laws.  Each party will comply with all applicable laws, rules, and regulations in fulfilling its obligations under this Agreement.

15.2.    Notices.  All notices of termination or breach must be in writing and addressed to the attention of the other party’s Legal Department and primary point of contact.  The email address for notices being sent to Google’s Legal Department is legal-notices@google.com.  All other notices must be in English, in writing and addressed to the other party’s primary contact.  Notice will be treated as given on receipt, as verified by written or automated receipt or electronic log (as applicable).

15.3.    Assignment.  Neither party may assign any part of this Agreement without the written consent of the other, except to an Affiliate where (a) the assignee has agreed in writing to be bound by the terms of this Agreement; (b) the assigning party remains liable for obligations under the Agreement if the assignee defaults on them; and (c) the assigning party has notified the other party of the assignment.  Any other attempt to assign is void.

15.4.    Change of Control.  Upon the earlier of (a) entering into an agreement providing for a change of control (for example, through a stock purchase or sale, merger, asset sale, liquidation or other similar form of corporate transaction), (b) the board of directors of a party recommending its shareholders approve a change of control, or (c) the occurrence of a change of control (each, a “Change of Control Event”), the party experiencing the Change of Control Event will provide notice to the other party promptly, but no later than 3 days, after the occurrence of the Change of Control Event.  The other party may terminate this Agreement by sending notice to the party experiencing the Change of Control Event and the termination will be effective upon the earlier of delivery of the termination notice or 3 days after the occurrence of the Change of Control Event.

15.5.    Governing Law.  ALL CLAIMS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE SERVICES WILL BE GOVERNED BY CALIFORNIA LAW, EXCLUDING CALIFORNIA’S CONFLICT OF LAW RULES, AND WILL BE LITIGATED EXCLUSIVELY IN THE FEDERAL OR STATE COURTS OF SANTA CLARA COUNTY, CALIFORNIA, USA.  THE PARTIES CONSENT TO PERSONAL JURISDICTION IN THOSE COURTS.

15.6.    Equitable Relief.  Nothing in this Agreement will limit either party’s ability to seek equitable relief; except that Company will not seek, in a proceeding filed during the Term or for one year after the Term, an injunction or an exclusion order of any of the Services or any portion of the Services based on patent infringement.

15.7.    Entire Agreement; Amendments.  This Agreement sets out all terms agreed between the parties and supersedes all other agreements between the parties relating to its subject matter.  In entering into this Agreement, neither party has relied on, and neither party will have any right or remedy based on, any statement, representation or warranty (whether made negligently or innocently), except those expressly set out in this Agreement.  Any amendment must be in writing, signed (including by electronic signature) by both parties, and expressly state that it is amending this Agreement.

15.8.    No Waiver.  Neither party will be treated as having waived any rights by not exercising (or delaying the exercise of) any rights under this Agreement.

15.9.    Severability.  If any term (or part of a term) of this Agreement is invalid, illegal or unenforceable, the rest of the Agreement will remain in effect.

15.10.   Survival.  The following sections of this Agreement will survive any expiration or termination of this Agreement: 7 (Intellectual Property), 8.3, 11 (Indemnification), 12 (Limitation of Liability), 13 (Confidentiality; Publicity) and 15 (Miscellaneous).

15.11.   No Agency.  This Agreement does not create an agency, partnership, or joint venture between the parties.

15.12.   No Third Party Beneficiaries.  This Agreement does not confer any benefits on any third party unless it expressly states that it does.

15.13.   Force Majeure.  Neither party will be liable for failure or delay in performance to the extent caused by circumstances beyond its reasonable control.

15.14.   Counterparts.  The parties may execute this Agreement in counterparts, including facsimile, PDF or other electronic copies, which taken together will constitute one instrument.

Signed:

Google	Company

By: /s/ Philipp Schindler	By: /s/ Rachel Glaser

Print Name: Philipp Schindler	Print Name: Rachel Glaser

Title: Authorized Signatory	Title: CFO

Date: 10/28/2016	Date: 10/28/2016

EXHIBIT A

AFS Revenue Share Percentage

[*****]

[*****]

[*****]

[*****]

[*****]

Confidential material redacted and filed separately with the Securities and Exchange Commission.

EXHIBIT B

AFC Revenue Share Percentage

[*****]

Confidential material redacted and filed separately with the Securities and Exchange Commission.